                                                                      EXHIBIT 25

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Christopher J. Amenson, his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Report on Form 10-K, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that the said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Exchange Act of 1934, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


SIGNATURE                                   TITLE                                       DATE
---------                                   -----                                       ----
/s/ Christopher J. Amenson                  Chairman of the Board
---------------------------                 Chief Executive Officer             September 20, 2002
Christopher J. Amenson


/s/ David H. Greig                          President
---------------------------                 Chief Operating Officer             September 20, 2002
David H. Greig


/s/ James E. Dixon, Jr.                     Vice President,                     September 20, 2002
---------------------------                 Chief Financial Officer
James E. Dixon, Jr.                         Secretary & Treasurer


/s/ Warren W. Andrews                       Director                            September 20, 2002
---------------------------
Warren W. Andrews


Unavailable for Signature                   Director
---------------------------                                                             --
Peter D. Fenner


/s/ Lawrence A. Bennigson                   Director                            September 20, 2002
---------------------------
Lawrence A. Bennigson


/s/ Louis C. Golm                           Director                            September 20, 2002
---------------------------
Louis C. Golm


/s/ Alan F. White                           Director                            September 20, 2002
---------------------------
Alan F. White